CBRE Clarion Global Real Estate Income Fund

(NYSE: IGR)

CUSIP: 12504G100

Dear Shareholders:

This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.

CBRE Clarion Global Real Estate Income Fund (the “Fund”) has declared a monthly distribution of $0.045 per share for the month of January 2015. You are receiving this notice as a requirement of the Fund’s managed distribution plan. This notice is intended to provide insight into the estimated character of the current (and year-to-date) distribution(s) in terms of income, capital gain, and return of capital. You should expect to receive this notice with every distribution. The character of the current (and YTD) distribution(s) will change through the course of the year, as the Fund’s estimates of the sources of its income become more clear.

The Fund has paid or declared total distributions of $0.045 per share to date in fiscal year 2015 (January 1, 2015 to January 31, 2015). The source of the distributions declared for the month and current fiscal year is estimated as follows:

Estimated Source of Distributions:
Distribution		Estimated Allocations
		Net Investment Income*	Net Realized Short-Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
Current	$0.045	$0.019 (43%)	-- (0%)	-- (0%)	$0.026 (57%)
YTD	$0.045	$0.019 (43%)	-- (0%)	-- (0%)	$0.026 (57%)

*Includes PFIC losses, as defined below.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. SHAREHOLDERS WILL BE SENT A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The Fund’s dividend policy is established by its Board of Trustees. The dividend is set by the Board at regular intervals with consideration of investment income, realized gains, return of capital by portfolio companies, potential net appreciation of investments in “passive foreign investment companies” (“PFICs”), and other net unrealized appreciation and other income expected for the year. Each distribution is expected to be paid from some or all of the following sources: net investment income, realized capital gains and, in certain cases, return of capital. The Fund’s distribution rate should not be confused with pure income or yield. The Fund strives to establish a level regular dividend that, over the course of the year, will serve to distribute an amount closely approximating the total taxable income of the Fund and all of the returns of capital by portfolio companies received by the Fund during the year.

The Fund invests primarily in real estate investment trusts (“REITs”) and similar companies. When these companies make distributions during the year, they do not disclose the character of those distributions. The Fund uses historical information to generate the estimated character reflected in this notice. Until the Fund receives information as to the character of distributions it has received from these companies – generally around January 31 of the following year – it cannot provide a definitive characterization of the source of distributions paid to shareholders.

The Fund invests in certain companies that have been designated as PFICs for purposes of U.S. tax regulations. Increases in the value of these PFICs (“PFIC Income”) increase the income of the Fund. PFIC Income does not reflect dividends or other income actually received by the Fund, although it does serve to increase the net investment income the Fund is required to distribute. The amount of net investment income described in the foregoing table (Estimated Source of Distributions) may include PFIC Income. Decreases in the value of these PFICs (“PFIC Losses”) offset the other investment income of the Fund. PFIC Losses do not reflect a diminution in the amount of dividends or income actually received by the Fund, although they do serve to reduce the net investment income the Fund is required to distribute. The amount of net investment income in the foregoing table (Estimated Source of Distributions) may have been reduced by PFIC Losses.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The performance and distribution rate information disclosed in the table below is based on the Fund’s net asset value (“NAV”). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total value of its liabilities. Performance figures are not meant to represent individual shareholder performance. The value of a shareholder’s investment in the Fund is determined by the market price of the Fund’s shares.

The Fund’s Cumulative Total Return for fiscal year to date 2014 (January 1, 2014 through December 31, 2014) is set forth below. Shareholders should take note of the relationship between the Cumulative Total Return and the Fund’s Cumulative Distribution Rate for 2014. Moreover, the Fund’s Average Annual Total Return for the preceding five-year period (January 1, 2010 through December 31, 2014) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return and the Fund’s Current Annualized Distribution Rate, as well as its Average Annual Distribution Rate for the preceding five-year period.

Fund Performance and Distribution Rate Information:

Year-to-date 01/01/2014 to 12/31/2014
Cumulative Total Return[1]	18.73%
Cumulative Distribution Rate[2]	5.31%
Preceding Five-Year Period 01/01/2010 to 12/31/2014
Average Annual Total Return[3]	13.43%
Average Annual Distribution Rate[4]	6.16%
Current Annualized Distribution Rate[5]	5.31%

1	Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2

Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2014, through December 31, 2014) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of December 31, 2014.

3

Average Annual Total Return represents the simple arithmetic average of the Annual Total Returns of the Fund for the preceding five-year period. Annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4

Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.

5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of December 31, 2014.

For more information on the Fund, please contact your financial advisor or visit us on the web at www.cbreclarion.com.

As always, we appreciate your investment in the CBRE Clarion Global Real Estate Income Fund.

CBRE Clarion Global Real Estate Income Fund

January 12, 2015

CBRE Clarion Global Real Estate Income Fund

(NYSE: IGR)

CUSIP: 12504G100

Dear Shareholders:

This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.

CBRE Clarion Global Real Estate Income Fund (the “Fund”) has declared a monthly distribution of $0.045 per share for the month of February 2015. You are receiving this notice as a requirement of the Fund’s managed distribution plan. This notice is intended to provide insight into the estimated character of the current (and year-to-date) distribution(s) in terms of income, capital gain, and return of capital. You should expect to receive this notice with every distribution. The character of the current (and YTD) distribution(s) will change through the course of the year, as the Fund’s estimates of the sources of its income become more clear.

The Fund has paid or declared total distributions of $0.09 per share to date in fiscal year 2015 (January 1, 2015 to February 28, 2015). The source of the distributions declared for the month and current fiscal year is estimated as follows:

Estimated Source of Distributions:
Distribution		Estimated Allocations
		Net Investment Income*	Net Realized Short-Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
Current	$0.045	$0.020 (44%)	-- (0%)	-- (0%)	$0.025 (56%)
YTD	$0.09	$0.040 (44%)	-- (0%)	-- (0%)	$0.050 (56%)

*Includes PFIC losses, as defined below.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. SHAREHOLDERS WILL BE SENT A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The Fund’s dividend policy is established by its Board of Trustees. The dividend is set by the Board at regular intervals with consideration of investment income, realized gains, return of capital by portfolio companies, potential net appreciation of investments in “passive foreign investment companies” (“PFICs”), and other net unrealized appreciation and other income expected for the year. Each distribution is expected to be paid from some or all of the following sources: net investment income, realized capital gains and, in certain cases, return of capital. The Fund’s distribution rate should not be confused with pure income or yield. The Fund strives to establish a level regular dividend that, over the course of the year, will serve to distribute an amount closely approximating the total taxable income of the Fund and all of the returns of capital by portfolio companies received by the Fund during the year.

The Fund invests primarily in real estate investment trusts (“REITs”) and similar companies. When these companies make distributions during the year, they do not disclose the character of those distributions. The Fund uses historical information to generate the estimated character reflected in this notice. Until the Fund receives information as to the character of distributions it has received from these companies – generally around January 31 of the following year – it cannot provide a definitive characterization of the source of distributions paid to shareholders.

The Fund invests in certain companies that have been designated as PFICs for purposes of U.S. tax regulations. Increases in the value of these PFICs (“PFIC Income”) increase the income of the Fund. PFIC Income does not reflect dividends or other income actually received by the Fund, although it does serve to increase the net investment income the Fund is required to distribute. The amount of net investment income described in the foregoing table (Estimated Source of Distributions) may include PFIC Income. Decreases in the value of these PFICs (“PFIC Losses”) offset the other investment income of the Fund. PFIC Losses do not reflect a diminution in the amount of dividends or income actually received by the Fund, although they do serve to reduce the net investment income the Fund is required to distribute. The amount of net investment income in the foregoing table (Estimated Source of Distributions) may have been reduced by PFIC Losses.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The performance and distribution rate information disclosed in the table below is based on the Fund’s net asset value (“NAV”). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total value of its liabilities. Performance figures are not meant to represent individual shareholder performance. The value of a shareholder’s investment in the Fund is determined by the market price of the Fund’s shares.

The Fund’s Cumulative Total Return for fiscal year to date 2015 (January 1, 2015 through January 31, 2015) is set forth below. Shareholders should take note of the relationship between the Cumulative Total Return and the Fund’s Cumulative Distribution Rate for 2015. Moreover, the Fund’s Average Annual Total Return for the preceding five-year period (February 1, 2010 through January 31, 2015) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return and the Fund’s Current Annualized Distribution Rate, as well as its Average Annual Distribution Rate for the preceding five-year period.

Fund Performance and Distribution Rate Information:

Year-to-date 01/01/2015 to 01/31/2015
Cumulative Total Return[1]	4.77%
Cumulative Distribution Rate[2]	0.42%
Preceding Five-Year Period 02/01/2010 to 01/31/2015
Average Annual Total Return[3]	15.40%
Average Annual Distribution Rate[4]	6.13%
Current Annualized Distribution Rate[5]	5.09%

1	Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2

Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2015, through January 31, 2015) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of January 31, 2015.

3

Average Annual Total Return represents the simple arithmetic average of the Annual Total Returns of the Fund for the preceding five-year period. Annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4

Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.

5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of January 31, 2015.

For more information on the Fund, please contact your financial advisor or visit us on the web at www.cbreclarion.com.

As always, we appreciate your investment in the CBRE Clarion Global Real Estate Income Fund.

CBRE Clarion Global Real Estate Income Fund

February 9, 2015

CBRE Clarion Global Real Estate Income Fund

(NYSE: IGR)

CUSIP: 12504G100

Dear Shareholders:

This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.

CBRE Clarion Global Real Estate Income Fund (the “Fund”) has declared a monthly distribution of $0.045 per share for the month of March 2015. You are receiving this notice as a requirement of the Fund’s managed distribution plan. This notice is intended to provide insight into the estimated character of the current (and year-to-date) distribution(s) in terms of income, capital gain, and return of capital. You should expect to receive this notice with every distribution. The character of the current (and YTD) distribution(s) will change through the course of the year, as the Fund’s estimates of the sources of its income become more clear.

The Fund has paid or declared total distributions of $0.135 per share to date in fiscal year 2015 (January 1, 2015 to March 31, 2015). The source of the distributions declared for the month and current fiscal year is estimated as follows:

Estimated Source of Distributions:
Distribution		Estimated Allocations
		Net Investment Income*	Net Realized Short-Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
Current	$0.045	$0.018 (41%)	-- (0%)	-- (0%)	$0.027 (59%)
YTD	$0.135	$0.055 (41%)	-- (0%)	-- (0%)	$0.080 (59%)

*Includes PFIC income, as defined below.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. SHAREHOLDERS WILL BE SENT A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The Fund’s dividend policy is established by its Board of Trustees. The dividend is set by the Board at regular intervals with consideration of investment income, realized gains, return of capital by portfolio companies, potential net appreciation of investments in “passive foreign investment companies” (“PFICs”), and other net unrealized appreciation and other income expected for the year. Each distribution is expected to be paid from some or all of the following sources: net investment income, realized capital gains and, in certain cases, return of capital. The Fund’s distribution rate should not be confused with pure income or yield. The Fund strives to establish a level regular dividend that, over the course of the year, will serve to distribute an amount closely approximating the total taxable income of the Fund and all of the returns of capital by portfolio companies received by the Fund during the year.

The Fund invests primarily in real estate investment trusts (“REITs”) and similar companies. When these companies make distributions during the year, they do not disclose the character of those distributions. The Fund uses historical information to generate the estimated character reflected in this notice. Until the Fund receives information as to the character of distributions it has received from these companies – generally around January 31 of the following year – it cannot provide a definitive characterization of the source of distributions paid to shareholders.

The Fund invests in certain companies that have been designated as PFICs for purposes of U.S. tax regulations. Increases in the value of these PFICs (“PFIC Income”) increase the income of the Fund. PFIC Income does not reflect dividends or other income actually received by the Fund, although it does serve to increase the net investment income the Fund is required to distribute. The amount of net investment income described in the foregoing table (Estimated Source of Distributions) may include PFIC Income. Decreases in the value of these PFICs (“PFIC Losses”) offset the other investment income of the Fund. PFIC Losses do not reflect a diminution in the amount of dividends or income actually received by the Fund, although they do serve to reduce the net investment income the Fund is required to distribute. The amount of net investment income in the foregoing table (Estimated Source of Distributions) may have been reduced by PFIC Losses.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The performance and distribution rate information disclosed in the table below is based on the Fund’s net asset value (“NAV”). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total value of its liabilities. Performance figures are not meant to represent individual shareholder performance. The value of a shareholder’s investment in the Fund is determined by the market price of the Fund’s shares.

The Fund’s Cumulative Total Return for fiscal year to date 2015 (January 1, 2015 through February 28, 2015) is set forth below. Shareholders should take note of the relationship between the Cumulative Total Return and the Fund’s Cumulative Distribution Rate for 2015. Moreover, the Fund’s Average Annual Total Return for the preceding five-year period (March 1, 2010 through February 28, 2015) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return and the Fund’s Current Annualized Distribution Rate, as well as its Average Annual Distribution Rate for the preceding five-year period.

Fund Performance and Distribution Rate Information:

Year-to-date 01/01/2015 to 02/28/2015
Cumulative Total Return[1]	2.95%
Cumulative Distribution Rate[2]	0.87%
Preceding Five-Year Period 03/01/2010 to 02/28/2015
Average Annual Total Return[3]	14.16%
Average Annual Distribution Rate[4]	6.09%
Current Annualized Distribution Rate[5]	5.21%

1	Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2

Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2015, through February 28, 2015) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of February 28, 2015.

3

Average Annual Total Return represents the simple arithmetic average of the Annual Total Returns of the Fund for the preceding five-year period. Annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4

Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.

5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of February 28, 2015.

For more information on the Fund, please contact your financial advisor or visit us on the web at www.cbreclarion.com.

As always, we appreciate your investment in the CBRE Clarion Global Real Estate Income Fund.

CBRE Clarion Global Real Estate Income Fund

March 10, 2015

CBRE Clarion Global Real Estate Income Fund

(NYSE: IGR)

CUSIP: 12504G100

Dear Shareholders:

This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.

CBRE Clarion Global Real Estate Income Fund (the “Fund”) has declared a monthly distribution of $0.045 per share for the month of April 2015. You are receiving this notice as a requirement of the Fund’s managed distribution plan. This notice is intended to provide insight into the estimated character of the current (and year-to-date) distribution(s) in terms of income, capital gain, and return of capital. You should expect to receive this notice with every distribution. The character of the current (and YTD) distribution(s) will change through the course of the year, as the Fund’s estimates of the sources of its income become more clear.

The Fund has paid or declared total distributions of $0.18 per share to date in fiscal year 2015 (January 1, 2015 to April 30, 2015). The source of the distributions declared for the month and current fiscal year is estimated as follows:

Estimated Source of Distributions:
Distribution		Estimated Allocations
		Net Investment Income*	Net Realized Short-Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
Current	$0.045	$0.014 (31%)	-- (0%)	-- (0%)	$0.031 (69%)
YTD	$0.18	$0.055 (31%)	-- (0%)	-- (0%)	$0.125 (69%)

*Includes PFIC losses, as defined below.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. SHAREHOLDERS WILL BE SENT A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The Fund’s dividend policy is established by its Board of Trustees. The dividend is set by the Board at regular intervals with consideration of investment income, realized gains, return of capital by portfolio companies, potential net appreciation of investments in “passive foreign investment companies” (“PFICs”), and other net unrealized appreciation and other income expected for the year. Each distribution is expected to be paid from some or all of the following sources: net investment income, realized capital gains and, in certain cases, return of capital. The Fund’s distribution rate should not be confused with pure income or yield. The Fund strives to establish a level regular dividend that, over the course of the year, will serve to distribute an amount closely approximating the total taxable income of the Fund and all of the returns of capital by portfolio companies received by the Fund during the year.

The Fund invests primarily in real estate investment trusts (“REITs”) and similar companies. When these companies make distributions during the year, they do not disclose the character of those distributions. The Fund uses historical information to generate the estimated character reflected in this notice. Until the Fund receives information as to the character of distributions it has received from these companies – generally around January 31 of the following year – it cannot provide a definitive characterization of the source of distributions paid to shareholders.

The Fund invests in certain companies that have been designated as PFICs for purposes of U.S. tax regulations. Increases in the value of these PFICs (“PFIC Income”) increase the income of the Fund. PFIC Income does not reflect dividends or other income actually received by the Fund, although it does serve to increase the net investment income the Fund is required to distribute. The amount of net investment income described in the foregoing table (Estimated Source of Distributions) may include PFIC Income. Decreases in the value of these PFICs (“PFIC Losses”) offset the other investment income of the Fund. PFIC Losses do not reflect a diminution in the amount of dividends or income actually received by the Fund, although they do serve to reduce the net investment income the Fund is required to distribute. The amount of net investment income in the foregoing table (Estimated Source of Distributions) may have been reduced by PFIC Losses.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The performance and distribution rate information disclosed in the table below is based on the Fund’s net asset value (“NAV”). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total value of its liabilities. Performance figures are not meant to represent individual shareholder performance. The value of a shareholder’s investment in the Fund is determined by the market price of the Fund’s shares.

The Fund’s Cumulative Total Return for fiscal year to date 2015 (January 1, 2015 through March 31, 2015) is set forth below. Shareholders should take note of the relationship between the Cumulative Total Return and the Fund’s Cumulative Distribution Rate for 2015. Moreover, the Fund’s Average Annual Total Return for the preceding five-year period (April 1, 2010 through March 31, 2015) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return and the Fund’s Current Annualized Distribution Rate, as well as its Average Annual Distribution Rate for the preceding five-year period.

Fund Performance and Distribution Rate Information:

Year-to-date 01/01/2015 to 03/31/2015
Cumulative Total Return[1]	1.60%
Cumulative Distribution Rate[2]	1.32%
Preceding Five-Year Period 04/01/2010 to 03/31/2015
Average Annual Total Return[3]	12.62%
Average Annual Distribution Rate[4]	6.06%
Current Annualized Distribution Rate[5]	5.30%

1	Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2

Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2015, through March 31, 2015) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of March 31, 2015.

3

Average Annual Total Return represents the simple arithmetic average of the Annual Total Returns of the Fund for the preceding five-year period. Annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4

Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.

5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of March 31, 2015.

For more information on the Fund, please contact your financial advisor or visit us on the web at www.cbreclarion.com.

As always, we appreciate your investment in the CBRE Clarion Global Real Estate Income Fund.

CBRE Clarion Global Real Estate Income Fund

April 10, 2015

CBRE Clarion Global Real Estate Income Fund

(NYSE: IGR)

CUSIP: 12504G100

Dear Shareholders:

This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.

CBRE Clarion Global Real Estate Income Fund (the “Fund”) has declared a monthly distribution of $0.045 per share for the month of May 2015. You are receiving this notice as a requirement of the Fund’s managed distribution plan. This notice is intended to provide insight into the estimated character of the current (and year-to-date) distribution(s) in terms of income, capital gain, and return of capital. You should expect to receive this notice with every distribution. The character of the current (and YTD) distribution(s) will change through the course of the year, as the Fund’s estimates of the sources of its income become more clear.

The Fund has paid or declared total distributions of $0.225 per share to date in fiscal year 2015 (January 1, 2015 to May 31, 2015). The source of the distributions declared for the month and current fiscal year is estimated as follows:

Estimated Source of Distributions:
Distribution		Estimated Allocations
		Net Investment Income*	Net Realized Short-Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
Current	$0.045	$0.016 (36%)	-- (0%)	-- (0%)	$0.029 (64%)
YTD	$0.225	$0.081 (36%)	-- (0%)	-- (0%)	$0.144 (64%)

*Includes PFIC losses, as defined below.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. SHAREHOLDERS WILL BE SENT A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The Fund’s dividend policy is established by its Board of Trustees. The dividend is set by the Board at regular intervals with consideration of investment income, realized gains, return of capital by portfolio companies, potential net appreciation of investments in “passive foreign investment companies” (“PFICs”), and other net unrealized appreciation and other income expected for the year. Each distribution is expected to be paid from some or all of the following sources: net investment income, realized capital gains and, in certain cases, return of capital. The Fund’s distribution rate should not be confused with pure income or yield. The Fund strives to establish a level regular dividend that, over the course of the year, will serve to distribute an amount closely approximating the total taxable income of the Fund and all of the returns of capital by portfolio companies received by the Fund during the year.

The Fund invests primarily in real estate investment trusts (“REITs”) and similar companies. When these companies make distributions during the year, they do not disclose the character of those distributions. The Fund uses historical information to generate the estimated character reflected in this notice. Until the Fund receives information as to the character of distributions it has received from these companies – generally around January 31 of the following year – it cannot provide a definitive characterization of the source of distributions paid to shareholders.

The Fund invests in certain companies that have been designated as PFICs for purposes of U.S. tax regulations. Increases in the value of these PFICs (“PFIC Income”) increase the income of the Fund, even when those gains have not been realized. The amount of net investment income described in the foregoing table (Estimated Source of Distributions) may include PFIC Income. Conversely, decreases in the value of these PFICs (“PFIC Losses”) offset the other investment income of the Fund, even when those losses have not been realized. The amount of net investment income in the foregoing table (Estimated Source of Distributions) may have been reduced by PFIC Losses.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The performance and distribution rate information disclosed in the table below is based on the Fund’s net asset value (“NAV”). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total value of its liabilities. Performance figures are not meant to represent individual shareholder performance. The value of a shareholder’s investment in the Fund is determined by the market price of the Fund’s shares.

The Fund’s Cumulative Total Return for fiscal year to date 2015 (January 1, 2015 through April 30, 2015) is set forth below. Shareholders should take note of the relationship between the Cumulative Total Return and the Fund’s Cumulative Distribution Rate for 2015. Moreover, the Fund’s Average Annual Total Return for the preceding five-year period (May 1, 2010 through April 30, 2015) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return and the Fund’s Current Annualized Distribution Rate, as well as its Average Annual Distribution Rate for the preceding five-year period.

Fund Performance and Distribution Rate Information:

Year-to-date 01/01/2015 to 04/30/2015
Cumulative Total Return[1]	0.06%
Cumulative Distribution Rate[2]	1.80%
Preceding Five-Year Period 05/01/2010 to 04/30/2015
Average Annual Total Return[3]	11.56%
Average Annual Distribution Rate[4]	6.03%
Current Annualized Distribution Rate[5]	5.41%

1	Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2

Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2015, through April 30, 2015) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of April 30, 2015.

3

Average Annual Total Return represents the simple arithmetic average of the Annual Total Returns of the Fund for the preceding five-year period. Annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4

Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.

5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of April 30, 2015.

For more information on the Fund, please contact your financial advisor or visit us on the web at www.cbreclarion.com.

As always, we appreciate your investment in the CBRE Clarion Global Real Estate Income Fund.

CBRE Clarion Global Real Estate Income Fund

May 12, 2015

CBRE Clarion Global Real Estate Income Fund

(NYSE: IGR)

CUSIP: 12504G100

Dear Shareholders:

This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.

CBRE Clarion Global Real Estate Income Fund (the “Fund”) has declared a monthly distribution of $0.045 per share for the month of June 2015. You are receiving this notice as a requirement of the Fund’s managed distribution plan. This notice is intended to provide insight into the estimated character of the current (and year-to-date) distribution(s) in terms of income, capital gain, and return of capital. You should expect to receive this notice with every distribution. The character of the current (and YTD) distribution(s) will change through the course of the year, as the Fund’s estimates of the sources of its income become more clear.

The Fund has paid or declared total distributions of $0.27 per share to date in fiscal year 2015 (January 1, 2015 to June 30, 2015). The source of the distributions declared for the month and current fiscal year is estimated as follows:

Estimated Source of Distributions:
Distribution		Estimated Allocations
		Net Investment Income*	Net Realized Short-Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
Current	$0.045	$0.014 (30%)	-- (0%)	-- (0%)	$0.031 (70%)
YTD	$0.27	$0.082 (30%)	-- (0%)	-- (0%)	$0.188 (70%)

*Includes PFIC losses, as defined below.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. SHAREHOLDERS WILL BE SENT A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The Fund’s dividend policy is established by its Board of Trustees. The dividend is set by the Board at regular intervals with consideration of investment income, realized gains, return of capital by portfolio companies, potential net appreciation of investments in “passive foreign investment companies” (“PFICs”), and other net unrealized appreciation and other income expected for the year. Each distribution is expected to be paid from some or all of the following sources: net investment income, realized capital gains and, in certain cases, return of capital. The Fund’s distribution rate should not be confused with pure income or yield. The Fund strives to establish a level regular dividend that, over the course of the year, will serve to distribute an amount closely approximating the total taxable income of the Fund and all of the returns of capital by portfolio companies received by the Fund during the year.

The Fund invests primarily in real estate investment trusts (“REITs”) and similar companies. When these companies make distributions during the year, they do not disclose the character of those distributions. The Fund uses historical information to generate the estimated character reflected in this notice. Until the Fund receives information as to the character of distributions it has received from these companies – generally around January 31 of the following year – it cannot provide a definitive characterization of the source of distributions paid to shareholders.

The Fund invests in certain companies that have been designated as PFICs for purposes of U.S. tax regulations. Increases in the value of these PFICs (“PFIC Income”) increase the income of the Fund, even when those gains have not been realized. The amount of net investment income described in the foregoing table (Estimated Source of Distributions) may include PFIC Income. Conversely, decreases in the value of these PFICs (“PFIC Losses”) offset the other investment income of the Fund, even when those losses have not been realized. The amount of net investment income in the foregoing table (Estimated Source of Distributions) may have been reduced by PFIC Losses.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The performance and distribution rate information disclosed in the table below is based on the Fund’s net asset value (“NAV”). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total value of its liabilities. Performance figures are not meant to represent individual shareholder performance. The value of a shareholder’s investment in the Fund is determined by the market price of the Fund’s shares.

The Fund’s Cumulative Total Return for fiscal year to date 2015 (January 1, 2015 through May 31, 2015) is set forth below. Shareholders should take note of the relationship between the Cumulative Total Return and the Fund’s Cumulative Distribution Rate for 2015, as well as its Current Annualized Distribution Rate. Moreover, the Fund’s Average Annual Total Return for the preceding five-year period (June 1, 2010 through May 31, 2015) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return and its Average Annual Distribution Rate for the preceding five-year period.

Fund Performance and Distribution Rate Information:

Year-to-date 01/01/2015 to 05/31/2015
Cumulative Total Return[1]	-1.49%
Cumulative Distribution Rate[2]	2.30%
Preceding Five-Year Period 06/01/2010 to 05/31/2015
Average Annual Total Return[3]	13.16%
Average Annual Distribution Rate[4]	6.00%
Current Annualized Distribution Rate[5]	5.52%

1	Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2

Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2015, through May 31, 2015) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of May 31, 2015.

3

Average Annual Total Return represents the simple arithmetic average of the Annual Total Returns of the Fund for the preceding five-year period. Annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4

Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.

5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of May 31, 2015.

For more information on the Fund, please contact your financial advisor or visit us on the web at www.cbreclarion.com.

As always, we appreciate your investment in the CBRE Clarion Global Real Estate Income Fund.

CBRE Clarion Global Real Estate Income Fund

June 11, 2015

CBRE Clarion Global Real Estate Income Fund

(NYSE: IGR)

CUSIP: 12504G100

Dear Shareholders:

This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.

CBRE Clarion Global Real Estate Income Fund (the “Fund”) has declared a monthly distribution of $0.05 per share for the month of July 2015. You are receiving this notice as a requirement of the Fund’s managed distribution plan. This notice is intended to provide insight into the estimated character of the current (and year-to-date) distribution(s) in terms of income, capital gain, and return of capital. You should expect to receive this notice with every distribution. The character of the current (and YTD) distribution(s) will change through the course of the year, as the Fund’s estimates of the sources of its income become more clear.

The Fund has paid or declared total distributions of $0.32 per share to date in fiscal year 2015 (January 1, 2015 to July 31, 2015). The source of the distributions declared for the month and current fiscal year is estimated as follows:

Estimated Source of Distributions:
Distribution		Estimated Allocations
		Net Investment Income*	Net Realized Short-Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
Current	$0.05	$0.013 (26%)	-- (0%)	-- (0%)	$0.037 (74%)
YTD	$0.32	$0.085 (26%)	-- (0%)	-- (0%)	$0.235 (74%)

*Includes PFIC losses, as defined below.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. SHAREHOLDERS WILL BE SENT A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The Fund’s dividend policy is established by its Board of Trustees. The dividend is set by the Board at regular intervals with consideration of investment income, realized gains, return of capital by portfolio companies, potential net appreciation of investments in “passive foreign investment companies” (“PFICs”), and other net unrealized appreciation and other income expected for the year. Each distribution is expected to be paid from some or all of the following sources: net investment income, realized capital gains and, in certain cases, return of capital. The Fund’s distribution rate should not be confused with pure income or yield. The Fund strives to establish a level regular dividend that, over the course of the year, will serve to distribute an amount closely approximating the total taxable income of the Fund and all of the returns of capital by portfolio companies received by the Fund during the year.

The Fund invests primarily in real estate investment trusts (“REITs”) and similar companies. When these companies make distributions during the year, they do not disclose the character of those distributions. The Fund uses historical information to generate the estimated character reflected in this notice. Until the Fund receives information as to the character of distributions it has received from these companies – generally around January 31 of the following year – it cannot provide a definitive characterization of the source of distributions paid to shareholders.

The Fund invests in certain companies that have been designated as PFICs for purposes of U.S. tax regulations. Increases in the value of these PFICs (“PFIC Income”) increase the income of the Fund, even when those gains have not been realized. The amount of net investment income described in the foregoing table (Estimated Source of Distributions) may include PFIC Income. Conversely, decreases in the value of these PFICs (“PFIC Losses”) offset the other investment income of the Fund, even when those losses have not been realized. The amount of net investment income in the foregoing table (Estimated Source of Distributions) may have been reduced by PFIC Losses.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The performance and distribution rate information disclosed in the table below is based on the Fund’s net asset value (“NAV”). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total value of its liabilities. Performance figures are not meant to represent individual shareholder performance. The value of a shareholder’s investment in the Fund is determined by the market price of the Fund’s shares.

The Fund’s Cumulative Total Return for fiscal year to date 2015 (January 1, 2015 through June 30, 2015) is set forth below. Shareholders should take note of the relationship between the Cumulative Total Return and the Fund’s Cumulative Distribution Rate for 2015, as well as its Current Annualized Distribution Rate. Moreover, the Fund’s Average Annual Total Return for the preceding five-year period (July 1, 2010 through June 30, 2015) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return and its Average Annual Distribution Rate for the preceding five-year period.

Fund Performance and Distribution Rate Information:

Year-to-date 01/01/2015 to 06/30/2015
Cumulative Total Return[1]	-5.77%
Cumulative Distribution Rate[2]	2.90%
Preceding Five-Year Period 07/01/2010 to 06/30/2015
Average Annual Total Return[3]	12.48%
Average Annual Distribution Rate[4]	5.98%
Current Annualized Distribution Rate[5]	5.79%

1	Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2

Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2015, through June 30, 2015) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of June 30, 2015.

3

Average Annual Total Return represents the simple arithmetic average of the Annual Total Returns of the Fund for the preceding five-year period. Annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4

Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.

5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of June 30, 2015.

For more information on the Fund, please contact your financial advisor or visit us on the web at www.cbreclarion.com.

As always, we appreciate your investment in the CBRE Clarion Global Real Estate Income Fund.

CBRE Clarion Global Real Estate Income Fund

July 14, 2015

CBRE Clarion Global Real Estate Income Fund

(NYSE: IGR)

CUSIP: 12504G100

Dear Shareholders:

This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.

CBRE Clarion Global Real Estate Income Fund (the “Fund”) has declared a monthly distribution of $0.05 per share for the month of August 2015. You are receiving this notice as a requirement of the Fund’s managed distribution plan. This notice is intended to provide insight into the estimated character of the current (and year-to-date) distribution(s) in terms of income, capital gain, and return of capital. You should expect to receive this notice with every distribution. The character of the current (and YTD) distribution(s) will change through the course of the year, as the Fund’s estimates of the sources of its income become more clear.

The Fund has paid or declared total distributions of $0.37 per share to date in fiscal year 2015 (January 1, 2015 to August 31, 2015). The source of the distributions declared for the month and current fiscal year is estimated as follows:

Estimated Source of Distributions:
Distribution		Estimated Allocations
		Net Investment Income*	Net Realized Short-Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
Current	$0.05	$0.012 (23%)	-- (0%)	-- (0%)	$0.038 (77%)
YTD	$0.37	$0.086 (23%)	-- (0%)	-- (0%)	$0.284 (77%)

*Includes PFIC losses, as defined below.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. SHAREHOLDERS WILL BE SENT A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The Fund’s dividend policy is established by its Board of Trustees. The dividend is set by the Board at regular intervals with consideration of investment income, realized gains, return of capital by portfolio companies, potential net appreciation of investments in “passive foreign investment companies” (“PFICs”), and other net unrealized appreciation and other income expected for the year. Each distribution is expected to be paid from some or all of the following sources: net investment income, realized capital gains and, in certain cases, return of capital. The Fund’s distribution rate should not be confused with pure income or yield. The Fund strives to establish a level regular dividend that, over the course of the year, will serve to distribute an amount closely approximating the total taxable income of the Fund and all of the returns of capital by portfolio companies received by the Fund during the year.

The Fund invests primarily in real estate investment trusts (“REITs”) and similar companies. When these companies make distributions during the year, they do not disclose the character of those distributions. The Fund uses historical information to generate the estimated character reflected in this notice. Until the Fund receives information as to the character of distributions it has received from these companies – generally around January 31 of the following year – it cannot provide a definitive characterization of the source of distributions paid to shareholders.

The Fund invests in certain companies that have been designated as PFICs for purposes of U.S. tax regulations. Increases in the value of these PFICs (“PFIC Income”) increase the income of the Fund, even when those gains have not been realized. The amount of net investment income described in the foregoing table (Estimated Source of Distributions) may include PFIC Income. Conversely, decreases in the value of these PFICs (“PFIC Losses”) offset the other investment income of the Fund, even when those losses have not been realized. The amount of net investment income in the foregoing table (Estimated Source of Distributions) may have been reduced by PFIC Losses.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The performance and distribution rate information disclosed in the table below is based on the Fund’s net asset value (“NAV”). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total value of its liabilities. Performance figures are not meant to represent individual shareholder performance. The value of a shareholder’s investment in the Fund is determined by the market price of the Fund’s shares.

The Fund’s Cumulative Total Return for fiscal year to date 2015 (January 1, 2015 through July 31, 2015) is set forth below. Shareholders should take note of the relationship between the Cumulative Total Return and the Fund’s Cumulative Distribution Rate for 2015, as well as its Current Annualized Distribution Rate. Moreover, the Fund’s Average Annual Total Return for the preceding five-year period (August 1, 2010 through July 31, 2015) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return and its Average Annual Distribution Rate for the preceding five-year period.

Fund Performance and Distribution Rate Information:

Year-to-date 01/01/2015 to 07/31/2015
Cumulative Total Return[1]	-2.84%
Cumulative Distribution Rate[2]	3.35%
Preceding Five-Year Period 08/01/2010 to 07/31/2015
Average Annual Total Return[3]	10.85%
Average Annual Distribution Rate[4]	5.96%
Current Annualized Distribution Rate[5]	6.28%

1	Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2

Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2015, through July 31, 2015) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of July 31, 2015.

3

Average Annual Total Return represents the simple arithmetic average of the Annual Total Returns of the Fund for the preceding five-year period. Annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4

Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.

5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of July 31, 2015.

For more information on the Fund, please contact your financial advisor or visit us on the web at www.cbreclarion.com.

As always, we appreciate your investment in the CBRE Clarion Global Real Estate Income Fund.

CBRE Clarion Global Real Estate Income Fund

August 10, 2015

CBRE Clarion Global Real Estate Income Fund

(NYSE: IGR)

CUSIP: 12504G100

Dear Shareholders:

This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.

CBRE Clarion Global Real Estate Income Fund (the “Fund”) has declared a monthly distribution of $0.05 per share for the month of September 2015. You are receiving this notice as a requirement of the Fund’s managed distribution plan. This notice is intended to provide insight into the estimated character of the current (and year-to-date) distribution(s) in terms of income, capital gain, and return of capital. You should expect to receive this notice with every distribution. The character of the current (and YTD) distribution(s) will change through the course of the year, as the Fund’s estimates of the sources of its income become more clear.

The Fund has paid or declared total distributions of $0.42 per share to date in fiscal year 2015 (January 1, 2015 to September 30, 2015). The source of the distributions declared for the month and current fiscal year is estimated as follows:

Estimated Source of Distributions:
Distribution		Estimated Allocations
		Net Investment Income*	Net Realized Short-Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
Current	$0.05	$0.008 (16%)	-- (0%)	-- (0%)	$0.042 (84%)
YTD	$0.42	$0.067 (16%)	-- (0%)	-- (0%)	$0.353 (84%)

*Includes PFIC losses, as defined below.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. SHAREHOLDERS WILL BE SENT A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The Fund’s distribution policy is established by its Board of Trustees. The monthly distribution is set by the Board at regular intervals with consideration of investment income, realized gains, return of capital by portfolio companies, potential net appreciation of investments in “passive foreign investment companies” (“PFICs”), and other net unrealized appreciation and other income expected for the year. Each distribution is expected to be paid from some or all of the following sources: net investment income, realized capital gains and, in certain cases, return of capital. The Fund’s distribution rate should not be confused with pure income or yield. The Fund strives to establish a level monthly distribution that, over the course of the year, will serve to distribute an amount closely approximating the total taxable income of the Fund and all of the returns of capital by portfolio companies received by the Fund during the year.

The Fund invests primarily in real estate investment trusts (“REITs”) and similar companies. When these companies make distributions during the year, they do not disclose the character of those distributions. The Fund uses historical information to generate the estimated character reflected in this notice. Until the Fund receives information as to the character of distributions it has received from these companies – generally around January 31 of the following year – it cannot provide a definitive characterization of the source of distributions paid to shareholders.

The Fund invests in certain companies that have been designated as PFICs for purposes of U.S. tax regulations. Increases in the value of these PFICs (“PFIC Income”) increase the income of the Fund, even when those gains have not been realized. The amount of net investment income described in the foregoing table (Estimated Source of Distributions) may include PFIC Income. Conversely, decreases in the value of these PFICs (“PFIC Losses”) offset the other investment income of the Fund, even when those losses have not been realized. The amount of net investment income in the foregoing table (Estimated Source of Distributions) may have been reduced by PFIC Losses.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The performance and distribution rate information disclosed in the table below is based on the Fund’s net asset value (“NAV”). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total value of its liabilities. Performance figures are not meant to represent individual shareholder performance. The value of a shareholder’s investment in the Fund is determined by the market price of the Fund’s shares.

The Fund’s Cumulative Total Return for fiscal year to date 2015 (January 1, 2015 through August 31, 2015) is set forth below. Shareholders should take note of the relationship between the Cumulative Total Return and the Fund’s Cumulative Distribution Rate for 2015, as well as its Current Annualized Distribution Rate. Moreover, the Fund’s Average Annual Total Return for the preceding five-year period (September 1, 2010 through August 31, 2015) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return and its Average Annual Distribution Rate for the preceding five-year period.

Fund Performance and Distribution Rate Information:

Year-to-date 01/01/2015 to 08/31/2015
Cumulative Total Return[1]	-9.04%
Cumulative Distribution Rate[2]	4.16%
Preceding Five-Year Period 09/01/2010 to 08/31/2015
Average Annual Total Return[3]	9.71%
Average Annual Distribution Rate[4]	5.95%
Current Annualized Distribution Rate[5]	6.74%

1	Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2

Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2015, through August 31, 2015) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of August 31, 2015.

3

Average Annual Total Return represents the simple arithmetic average of the Annual Total Returns of the Fund for the preceding five-year period. Annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4

Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.

5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of August 31, 2015.

For more information on the Fund, please contact your financial advisor or visit us on the web at www.cbreclarion.com.

As always, we appreciate your investment in the CBRE Clarion Global Real Estate Income Fund.

CBRE Clarion Global Real Estate Income Fund

September 14, 2015

CBRE Clarion Global Real Estate Income Fund

(NYSE: IGR)

CUSIP: 12504G100

Dear Shareholders:

This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.

CBRE Clarion Global Real Estate Income Fund (the “Fund”) has declared a monthly distribution of $0.05 per share for the month of October 2015. You are receiving this notice as a requirement of the Fund’s managed distribution plan. This notice is intended to provide insight into the estimated character of the current (and year-to-date) distribution(s) in terms of income, capital gain, and return of capital. You should expect to receive this notice with every distribution. The character of the current (and YTD) distribution(s) will change through the course of the year, as the Fund’s estimates of the sources of its income become more clear.

The Fund has paid or declared total distributions of $0.47 per share to date in fiscal year 2015 (January 1, 2015 to October 31, 2015). The source of the distributions declared for the month and current fiscal year is estimated as follows:

Estimated Source of Distributions:
Distribution		Estimated Allocations
		Net Investment Income*	Net Realized Short-Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
Current	$0.05	$0.008 (16%)	-- (0%)	-- (0%)	$0.042 (84%)
YTD	$0.47	$0.075 (16%)	-- (0%)	-- (0%)	$0.395 (84%)

*Includes PFIC losses, as defined below.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. SHAREHOLDERS WILL BE SENT A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The Fund’s distribution policy is established by its Board of Trustees. The monthly distribution is set by the Board at regular intervals with consideration of investment income, realized gains, return of capital by portfolio companies, potential net appreciation of investments in “passive foreign investment companies” (“PFICs”), and other net unrealized appreciation and other income expected for the year. Each distribution is expected to be paid from some or all of the following sources: net investment income, realized capital gains and, in certain cases, return of capital. The Fund’s distribution rate should not be confused with pure income or yield. The Fund strives to establish a level monthly distribution that, over the course of the year, will serve to distribute an amount closely approximating the total taxable income of the Fund and all of the returns of capital by portfolio companies received by the Fund during the year.

The Fund invests primarily in real estate investment trusts (“REITs”) and similar companies. When these companies make distributions during the year, they do not disclose the character of those distributions. The Fund uses historical information to generate the estimated character reflected in this notice. Until the Fund receives information as to the character of distributions it has received from these companies – generally around January 31 of the following year – it cannot provide a definitive characterization of the source of distributions paid to shareholders.

The Fund invests in certain companies that have been designated as PFICs for purposes of U.S. tax regulations. Increases in the value of these PFICs (“PFIC Income”) increase the income of the Fund, even when those gains have not been realized. The amount of net investment income described in the foregoing table (Estimated Source of Distributions) may include PFIC Income. Conversely, decreases in the value of these PFICs (“PFIC Losses”) offset the other investment income of the Fund, even when those losses have not been realized. The amount of net investment income in the foregoing table (Estimated Source of Distributions) may have been reduced by PFIC Losses.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The performance and distribution rate information disclosed in the table below is based on the Fund’s net asset value (“NAV”). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total value of its liabilities. Performance figures are not meant to represent individual shareholder performance. The value of a shareholder’s investment in the Fund is determined by the market price of the Fund’s shares.

The Fund’s Cumulative Total Return for fiscal year to date 2015 (January 1, 2015 through September 30, 2015) is set forth below. Shareholders should take note of the relationship between the Cumulative Total Return and the Fund’s Cumulative Distribution Rate for 2015, as well as its Current Annualized Distribution Rate. Moreover, the Fund’s Average Annual Total Return for the preceding five-year period (October 1, 2010 through September 30, 2015) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return and its Average Annual Distribution Rate for the preceding five-year period.

Fund Performance and Distribution Rate Information:

Year-to-date 01/01/2015 to 09/30/2015
Cumulative Total Return[1]	-8.22%
Cumulative Distribution Rate[2]	4.70%
Preceding Five-Year Period 10/01/2010 to 09/30/2015
Average Annual Total Return[3]	8.28%
Average Annual Distribution Rate[4]	5.95%
Current Annualized Distribution Rate[5]	6.72%

1	Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2

Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2015, through September 30, 2015) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of September 30, 2015.

3

Average Annual Total Return represents the simple arithmetic average of the Annual Total Returns of the Fund for the preceding five-year period. Annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4

Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.

5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of September 30, 2015.

For more information on the Fund, please contact your financial advisor or visit us on the web at www.cbreclarion.com.

As always, we appreciate your investment in the CBRE Clarion Global Real Estate Income Fund.

CBRE Clarion Global Real Estate Income Fund

October 13, 2015

CBRE Clarion Global Real Estate Income Fund

(NYSE: IGR)

CUSIP: 12504G100

Dear Shareholders:

This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.

CBRE Clarion Global Real Estate Income Fund (the “Fund”) has declared a monthly distribution of $0.05 per share for the month of November 2015. You are receiving this notice as a requirement of the Fund’s managed distribution plan. This notice is intended to provide insight into the estimated character of the current (and year-to-date) distribution(s) in terms of income, capital gain, and return of capital. You should expect to receive this notice with every distribution. The character of the current (and YTD) distribution(s) will change through the course of the year, as the Fund’s estimates of the sources of its income become more clear.

The Fund has paid or declared total distributions of $0.52 per share to date in fiscal year 2015 (January 1, 2015 to November 30, 2015). The source of the distributions declared for the month and current fiscal year is estimated as follows:

Estimated Source of Distributions:
Distribution		Estimated Allocations
		Net Investment Income*	Net Realized Short-Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
Current	$0.05	$0.010 (20%)	-- (0%)	-- (0%)	$0.040 (80%)
YTD	$0.52	$0.103 (20%)	-- (0%)	-- (0%)	$0.417 (80%)

*Includes PFIC losses, as defined below.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. SHAREHOLDERS WILL BE SENT A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The Fund’s distribution policy is established by its Board of Trustees. The monthly distribution is set by the Board at regular intervals with consideration of investment income, realized gains, return of capital by portfolio companies, potential net appreciation of investments in “passive foreign investment companies” (“PFICs”), and other net unrealized appreciation and other income expected for the year. Each distribution is expected to be paid from some or all of the following sources: net investment income, realized capital gains and, in certain cases, return of capital. The Fund’s distribution rate should not be confused with pure income or yield. The Fund strives to establish a level monthly distribution that, over the course of the year, will serve to distribute an amount closely approximating the total taxable income of the Fund and all of the returns of capital by portfolio companies received by the Fund during the year.

The Fund invests primarily in real estate investment trusts (“REITs”) and similar companies. When these companies make distributions during the year, they do not disclose the character of those distributions. The Fund uses historical information to generate the estimated character reflected in this notice. Until the Fund receives information as to the character of distributions it has received from these companies – generally around January 31 of the following year – it cannot provide a definitive characterization of the source of distributions paid to shareholders.

The Fund invests in certain companies that have been designated as PFICs for purposes of U.S. tax regulations. Increases in the value of these PFICs (“PFIC Income”) increase the income of the Fund, even when those gains have not been realized. The amount of net investment income described in the foregoing table (Estimated Source of Distributions) may include PFIC Income. Conversely, decreases in the value of these PFICs (“PFIC Losses”) offset the other investment income of the Fund, even when those losses have not been realized. The amount of net investment income in the foregoing table (Estimated Source of Distributions) may have been reduced by PFIC Losses.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The performance and distribution rate information disclosed in the table below is based on the Fund’s net asset value (“NAV”). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total value of its liabilities. Performance figures are not meant to represent individual shareholder performance. The value of a shareholder’s investment in the Fund is determined by the market price of the Fund’s shares.

The Fund’s Cumulative Total Return for fiscal year to date 2015 (January 1, 2015 through October 31, 2015) is set forth below. Shareholders should take note of the relationship between the Cumulative Total Return and the Fund’s Cumulative Distribution Rate for 2015, as well as its Current Annualized Distribution Rate. Moreover, the Fund’s Average Annual Total Return for the preceding five-year period (November 1, 2010 through October 31, 2015) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return and its Average Annual Distribution Rate for the preceding five-year period.

Fund Performance and Distribution Rate Information:

Year-to-date 01/01/2015 to 10/31/2015
Cumulative Total Return[1]	-2.16%
Cumulative Distribution Rate[2]	4.96%
Preceding Five-Year Period 11/01/2010 to 10/31/2015
Average Annual Total Return[3]	8.67%
Average Annual Distribution Rate[4]	5.95%
Current Annualized Distribution Rate[5]	6.34%

1	Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2

Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2015, through October 31, 2015) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of October 31, 2015.

3

Average Annual Total Return represents the simple arithmetic average of the Annual Total Returns of the Fund for the preceding five-year period. Annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4

Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.

5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of October 31, 2015.

For more information on the Fund, please contact your financial advisor or visit us on the web at www.cbreclarion.com.

As always, we appreciate your investment in the CBRE Clarion Global Real Estate Income Fund.

CBRE Clarion Global Real Estate Income Fund

November 10, 2015

CBRE Clarion Global Real Estate Income Fund

(NYSE: IGR)

CUSIP: 12504G100

Dear Shareholder:

This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.

CBRE Clarion Global Real Estate Income Fund (the “Fund”) has declared a monthly distribution of $0.05 per share for the month of December 2015. You are receiving this notice as a requirement of the Fund’s managed distribution plan. This notice is intended to provide insight into the estimated character of the current (and year-to-date) distribution(s) in terms of income, capital gain, and return of capital. You should expect to receive this notice with every distribution. The character of the current (and YTD) distribution(s) will change through the course of the year, as the Fund’s estimates of the sources of its income become more clear.

The Fund has paid or declared total distributions of $0.57 per share to date in fiscal year 2015 (January 1, 2015 to December 31, 2015). The source of the distributions declared for the month and current fiscal year is estimated as follows:

Estimated Source of Distributions:
Distribution		Estimated Allocations
		Net Investment Income*	Net Realized Short-Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
Current	$0.05	$0.022 (45%)	-- (0%)	-- (0%)	$0.028 (55%)
YTD	$0.57	$0.255 (45%)	-- (0%)	-- (0%)	$0.315 (55%)

The allocations reported in this notice are only estimates and are not provided for tax reporting purposes. The actual allocations will depend on the Fund’s investment experience during the remainder of its fiscal year and will not be finalized until after year-end. In addition, the allocations reported to shareholders for tax reporting purposes will also reflect adjustments required under applicable tax regulations. Some of these tax adjustments are significant, and amounts reported to you for tax reporting may be substantially different than those presented in this notice. SHAREHOLDERS WILL BE SENT A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The estimated allocations presented above are based on the Fund’s monthly calculation of its year-to-date net investment income, capital gains and returns of capital. The Fund’s investment income is mainly comprised of distributions received from the real estate investment trusts (REITs) and other companies in which it invests. “Net investment income” refers to the Fund’s investment income offset by its expenditures, which include the fees paid to the investment adviser and other service providers. “Net realized capital gains” represents the aggregation of the capital gains and losses realized by the Fund from its purchase and sale of investment securities during the year-to-date period. Short-term capital gains are those arising from the sale of securities held by the Fund for less than one year. Long-term capital gains are those arising from the sale of securities held by the Fund for a year or more. Adjustments are made to net investment income and net realized capital gains based on the character of distributions received by the Fund. A portion of the distributions the Fund receives from REITs will be characterized by the REITs as capital gains or returns of capital. Because REITs often reclassify the distributions they make, the Fund does not know the ultimate character of these distributions at the time they are received, so the Fund estimates the character based on historical information. The Fund’s net investment income is reduced by the amounts characterized as capital gains and returns of capital. Amounts characterized as capital gains are added to the Fund’s net realized capital gains. The amount of net realized capital gains is also offset by capital losses realized in prior years.

The Fund’s monthly distribution is set by its Board of Trustees. The Board reviews the Fund’s distribution on a quarterly basis in view of its net investment income, realized and unrealized gains, and other net unrealized appreciation or income expected during the remainder of the year. The Fund strives to establish a level monthly distribution that, over the course of the year, will serve to distribute an amount closely approximating the Fund’s net investment income and net realized capital gains during the year.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution includes a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The performance and distribution rate information disclosed in the table below is based on the Fund’s net asset value (“NAV”). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total value of its liabilities. Performance figures are not meant to represent individual shareholder performance. The value of a shareholder’s investment in the Fund is determined by the market price of the Fund’s shares.

The Fund’s Cumulative Total Return for fiscal year to date 2015 (January 1, 2015 through November 30, 2015) is set forth below. Shareholders should take note of the relationship between the Cumulative Total Return and the Fund’s Cumulative Distribution Rate for 2015, as well as its Current Annualized Distribution Rate. Moreover, the Fund’s Average Annual Total Return for the preceding five-year period (December 1, 2010 through November 30, 2015) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return and its Average Annual Distribution Rate for the preceding five-year period.

Fund Performance and Distribution Rate Information:

Year-to-date 01/01/2015 to 11/30/2015
Cumulative Total Return[1]	-5.46%
Cumulative Distribution Rate[2]	5.71%
Preceding Five-Year Period 12/01/2010 to 11/30/2015
Average Annual Total Return[3]	8.97%
Average Annual Distribution Rate[4]	5.95%
Current Annualized Distribution Rate[5]	6.59%

1	Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2

Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2015 through November 30, 2015) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of November 30, 2015.

3

Average Annual Total Return represents the simple arithmetic average of the Annual Total Returns of the Fund for the preceding five-year period. Annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4

Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.

5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of November 30, 2015.

For more information on the Fund, please contact your financial advisor or visit us on the web at www.cbreclarion.com.

As always, we appreciate your investment in the CBRE Clarion Global Real Estate Income Fund.

CBRE Clarion Global Real Estate Income Fund

December 10, 2015